Exhibit 10.9

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 11, 2020, is entered into by and between NexPoint Real Estate Finance, Inc., a Maryland corporation (“NREF”) and NexPoint Real Estate Advisors VII, L.P., a Delaware limited partnership (the “Manager”).

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1  Definitions.  As used in this Agreement, the terms set forth below have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in Dallas, Texas or New York, New York are authorized or required by law, regulation or executive order to close.

“Charter” means the Articles of Amendment and Restatement of NREF as filed with the State Department of Assessments and Taxation of the State of Maryland on January 24, 2020, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Confidential Information” shall have the meaning set forth in Section 2.9 of this Agreement.

“Demand Registration” shall have the meaning set forth in Section 2.1(b) of this Agreement.

“Effective Date” means the date of the Management Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“Holder” means any Initial Holder who is the owner of any Registrable Security, any Affiliates of the Initial Holder who are the owners of any Registrable Securities or any assignee or transferee of such Initial Holder or any of its Affiliates (x) to the extent permitted under the Charter and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof.

“Indemnified Party” has the meaning set forth in Section 2.6 of this Agreement.

“Indemnifying Party” has the meaning set forth in Section 2.6 of this Agreement.

“Initial Holder” means the Manager.

“Inspector” has the meaning set forth in Section 2.2(g) of this Agreement.

“Management Agreement” means the Management Agreement, dated as of February 6, 2020, by and among NREF and the Manager, as the same may be amended, modified or restated from time to time.

“Manager” has the meaning set forth in the introductory paragraph of this Agreement.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to NREF (i) notifying NREF of such Holder’s desire to include Registrable Securities in a registration statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to bound by the terms and conditions hereof.

“NREF” has the meaning set forth in the introductory paragraph of this Agreement.

“NREF Common Stock” means the common stock of NREF, par value $0.01 per share.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggyback Registration” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Records” has the meaning set forth in Section 2.2(g) of this Agreement.

“Registrable Securities” means (i) shares of NREF Common Stock at any time beneficially owned by the Manager which are issuable or issued as compensation for the Manager’s services under the Management Agreement and any additional shares of NREF Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares and (ii) all shares owned by the Initial Holder and Affiliates of the Initial Holder, including NexPoint Advisors, L.P. and its Affiliates, until the earlier to occur of:

(i)a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement;

(ii)such shares have been publicly sold under Rule 144;

(iii)all such shares held by such Person may be sold in one transaction pursuant to Rule 144; or

(iv)such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, NREF has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act;

provided, however, that “Registrable Securities” for purposes of the indemnification obligations contained in Sections 2.4 and 2.5 shall mean all shares that are registered on an applicable registration statement, notwithstanding that such shares may not otherwise be “Registrable Securities” by operation of clause (iii) above.

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“Registration Expenses” has the meaning set forth in Section 2.3 of this Agreement.

“Rule 144” means Rule 144 promulgated under the Securities Act or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

“Suspension Notice” means any written notice delivered by NREF pursuant to Section 2.9 with respect to the suspension of rights under a registration statement or any prospectus contained therein.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1  Registration.

(a)Piggyback Registration.  If NREF proposes to file a registration statement (or a prospectus supplement pursuant to a then-existing shelf registration statement) under the Securities Act with respect to a proposed underwritten equity offering by NREF for its own account or for the account of any of its respective securityholders of any class of security other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) filed in connection with an exchange offer, an offering of securities solely to NREF’s existing securityholders or the adoption of a long term incentive plan, then NREF shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 10 days before the anticipated filing date of the applicable preliminary prospectus or, if applicable, prospectus supplement; provided that in the case of a “bought deal” or an offering in which there is no (or very limited) marketing, such notice shall be given at least seven days before pricing, and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggyback Registration”). NREF shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of NREF included therein.

(b)Demand Registration.

(i)Request for Registration. Commencing on or after the date that is one year after the Effective Date, Holders of Registrable Securities may make a written request for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”); provided, that NREF shall not be obligated to effect more than one Demand Registration in any twelve month period and not more than two such Demand Registrations during the initial term of the Management Agreement (if such Management Agreement is extended, the Holders will be entitled to one additional Demand Registration per year that the Management Agreement is extended); and provided, further, that Holders making such written request shall propose the sale of at least 100,000 shares of Registrable Securities (such number to be adjusted successively in the event NREF effects any stock split, stock consideration or recapitalization after the date hereof) or such lesser number of Registrable Securities if such lesser number is all of the Registrable Securities owned by the Holders. Any such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within 10 days after receipt of such request, NREF will give written notice of such registration request to all other Holders of Registrable Securities and include in such registration all such Registrable Securities with respect to which NREF has received written requests for inclusion therein within 10 Business Days after the receipt by the applicable Holder of NREF’s notice. Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof.

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(ii)Effective Demand Registration. A registration will not count as a Demand Registration until it has become effective and has remained effective and available for at least 180 days (or such shorter period in which all Registrable Securities included in such registration have been sold).

(iii)Priority on Demand Registrations. If the Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to NREF, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. NREF shall select the book-running managing underwriter in connection with any such Demand Registration; provided that such managing underwriter must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities included in such offering. NREF may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities included in such offering. To the extent 25% or more of the Registrable Securities so requested to be registered are excluded from the offering in accordance with Section 2.1(c), the Holders of such Registrable Securities shall have the right to one additional Demand Registration under this Section in such twelve-month period with respect to the Registrable Securities.

(c)Reduction of Offering.  Notwithstanding anything contained herein, if the managing underwriter or underwriters of an offering described in Section 2.1(a) or (b) deliver a written opinion to NREF and the Holders of the Registrable Securities included in such offering that (i) the size of the offering that the Holders, NREF and/or such other persons intend to make or (ii) the kind of securities that NREF and/or such other Persons intend to include in such offering, in each case, are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then:

(i)if the size of the offering is the basis of such underwriter’s opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the number of Registrable Securities proposed for inclusion in the offering) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided that, in the case of a Piggyback Registration, if securities are being offered for the account of other Persons as well as NREF, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced, if NREF has the right to reduce such other Person’s allocation; and

(ii)if the combination of securities to be offered is the basis of such underwriter’s opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above (subject to the proviso in clause (i)) or (y) if the actions described in clause (x) would, in the judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

(d)Selling Holders Become Party to Agreement.  Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a registration statement.

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Section 2.2  Registration Procedures; Filings; Information.  Subject to Section 2.9 hereof, in connection with any requests that Registrable Securities be registered pursuant to Section 2.1(b) hereof, NREF will use its commercially reasonable efforts to effect the registration of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof as promptly as reasonably practicable. In connection with any such request:

(a)NREF will, as expeditiously as reasonably possible, prepare and file with the Commission a registration statement on any form for which NREF then qualifies or which counsel for NREF shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof; provided that if NREF shall furnish to the Holders making a request for a Demand Registration pursuant to Section 2.1(b) a certificate signed by either its Chairman or President stating that in his or her good faith judgment it would be significantly disadvantageous to NREF or its shareholders for such a registration statement to be filed as expeditiously as reasonably possible, NREF shall have a period of not more than 180 days within which to file such registration statement measured from the date of receipt of the request.

(b)NREF will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement, prospectus, amendment or supplement as proposed to be filed, and thereafter furnish to such Selling Holder or underwriter, if any, such number of conformed copies of such registration statement, each amendment or supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or underwriter may reasonably request to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(c)After the filing of a registration statement, NREF will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)NREF will use its commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing underwriter or underwriters, if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of NREF and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that NREF will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e)NREF will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) NREF’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a registration statement for sale in any jurisdiction; or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(f)NREF will enter into customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required to expedite or facilitate the disposition of such Registrable Securities pursuant to a Demand Registration.

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(g)NREF will make available for inspection by any Selling Holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and documents relating to the investments of NREF (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause NREF’s directors and/or officers and the employees of the Manager to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which NREF determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of NREF unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give written notice to NREF and allow NREF, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(h)NREF will furnish to each Selling Holder and to each underwriter, if any, a signed counterpart, addressed to such Selling Holder or underwriter, of (i) an opinion or opinions of counsel to NREF and (ii) if eligible under applicable auditing standards, a comfort letter or comfort letters from NREF’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing underwriter or underwriters therefor reasonably requests.

(i)NREF will otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(j)NREF will use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by NREF are then listed.

(k)In addition to the Notice and Questionnaire, NREF may require each Selling Holder of Registrable Securities to promptly furnish in writing to NREF such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as NREF may from time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to NREF such information. Each holder further agrees to furnish as soon as reasonably practicable to NREF all information required to be disclosed to make information previously furnished to NREF by such Holder not materially misleading.

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(l)Each Selling Holder agrees that, upon receipt of any notice from NREF of the happening of any event of the kind described in Section 2.2(c) or 2.2(e) or upon receipt of a Suspension Notice, such Selling Holder will discontinue disposition of Registrable Securities pursuant to a registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from NREF that such disposition may be made and, in the case of clause (ii) of Section 2.2(e) or, if applicable, Section 2.9, copies of any supplemented or amended prospectus contemplated by clause (ii) of Section 2.2(e) or, if applicable, prepared under Section 2.9, and, if so directed by NREF, such Selling Holder will deliver to NREF all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify NREF at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to NREF in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

Section 2.3  Registration Expenses.  In connection with any registration statement required to be filed hereunder, NREF shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”): (i) all fees and expenses of compliance with securities or “blue sky” laws (including registration and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (ii) printing expenses, (iii) the fees and expenses incurred in connection with the listing of the Registrable Securities, (iv) reasonable fees and disbursements of counsel for NREF and customary fees and expenses for independent certified public accountants retained by NREF (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.2(h) hereof), and (v) the reasonable fees and expenses of any special experts retained by NREF in connection with such registration. NREF shall have no obligation to pay any fees, discounts or commissions attributable to the sale of Registrable Securities, any out-of-pocket expenses of the Holders (or the agents who manage their accounts), or any transfer taxes relating to the registration or sale of the Registrable Securities.

Section 2.4  Indemnification by NREF.  NREF agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if NREF shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to NREF by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein. The indemnity provided for in this Section 2.4 shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder.

Section 2.5  Indemnification by Holders of Registrable Securities.  Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless NREF, its officers, directors and agents and each Person, if any, who controls NREF within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from NREF to such Selling Holder, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

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In case any action or proceeding shall be brought against NREF or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to NREF, and NREF or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.4.

The obligations of any Selling Holder pursuant to this Section 2.5 will be limited to an amount equal to the net proceeds to such Selling Holder (after deducting any discounts and commissions) from the disposition pursuant to such registration.

Section 2.6  Conduct of Indemnification Proceedings.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.4 or 2.5, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable fees and expenses; provided, however, that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under this Article II, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.4 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.5, NREF. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

Section 2.7  Contribution.  If the indemnification provided for in Section 2.4 or 2.5 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities between NREF on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of NREF and each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of NREF on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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NREF and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.7, no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the securities of such Selling Holder to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.7 are several in proportion to the net proceeds of the offering received by such Selling Holder bears to the total net proceeds of the offering received by all the Selling Holders and not joint.

Section 2.8  Rule 144.  NREF covenants that it will (a) make and keep public information regarding NREF available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act, (c) furnish to any Holder forthwith upon request (i) a written statement by NREF as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the Effective Date), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of NREF and such other reports and documents so filed by NREF, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.9  Suspension of Use of Registration Statement.

(a)If the Board of Directors of NREF determines in its good faith judgment that the filing of a registration statement under Section 2.1 or the use of any related prospectus would be materially detrimental to NREF because such action would require the disclosure of material information that NREF has a bona fide business purpose for preserving as confidential or the disclosure of which would impede NREF’s ability to consummate a significant transaction (“Confidential Information”), and that NREF is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by NREF to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a registration statement or to require NREF to take action with respect to the registration or sale of any Registrable Securities pursuant to a registration statement shall be suspended until the earlier of (i) the date upon which NREF notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.9(a) is no longer necessary and (ii) 180 days; provided, however, no such 180-day period shall be successive with respect to the same Confidential Information. NREF agrees to give the notice under (i) above as promptly as reasonably practicable following the date that such suspension of rights is no longer necessary.

(b)If all reports required to be filed by NREF pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination or acquisition of real property by NREF has occurred or is probable for purposes of Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X promulgated under the Securities Act or any successor rule, upon written notice thereof by NREF to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a registration statement or to require NREF to take action with respect to the registration or sale of any Registrable Securities pursuant to a registration statement shall be suspended until the date on which NREF has filed such reports or obtained and filed the financial information required by Rule 3-05, Rule 3-14 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in a registration statement, and NREF shall notify the Holders as promptly as reasonably practicable when such suspension is no longer required.

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Section 2.10  Additional Shares.  NREF, at its option, may register under a registration statement and include in any filings with any state securities commissions filed pursuant to this Agreement any number of unissued shares of NREF Common Stock or any shares of NREF Common Stock owned by any other stockholder or stockholders of NREF.

Section 2.11  Holdback Agreements; Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, each Holder whose securities are included in a registration statement agrees not to effect any sale or distribution of the issue being registered or a similar security of NREF, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by NREF in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing underwriter or underwriters in the case of an underwritten public offering.

ARTICLE III

MISCELLANEOUS

Section 3.1  Remedies.  In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. NREF agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2  Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of NREF and the Holders of a majority of the Registrable Securities; provided, however, that the effect of any such amendment will be that the consenting Holders will not be treated more favorably than all other Holders (without regard to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Shares held by such Holders). No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3  Notices.  All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail or air courier guaranteeing overnight delivery:

(i)	if to NREF:

NexPoint Real Estate Finance, Inc.
300 Crescent Court, Suite 700
Dallas, TX 75201
Attention: Corporate Secretary

with a copy to:

Charlie Haag
Winston & Strawn LLP
2121 North Pearl Street, Suite 900
Dallas, TX 75201

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(ii)if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, to such other address as any Holder shall have specified in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 3.4  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties. Any Holder may assign its rights under this Agreement without the consent of NREF in connection with a transfer of such Holder’s Registrable Securities; provided, that the Holder satisfies all applicable transfer provisions for the Registrable Securities, and notifies NREF of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

Section 3.5 Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6 Governing Law .  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law provisions thereof.

Section 3.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8 Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by NREF with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.9 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10  No Third Party Beneficiaries.  Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

Section 3.11 Termination.  The obligations of the parties hereunder shall terminate (i) with respect to a Holder when it no longer holds Registrable Securities, and (ii) with respect to NREF when there are no longer any Registrable Securities; except, in each case, for any obligations under Sections 2.3, 2.4, 2.5, 2.6 and 2.7 and Article III that, by their terms, are intended to survive for a specific period of time.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive VP-
Finance, Secretary and Treasurer

NEXPOINT REAL ESTATE ADVISORS VII, L.P.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive
VP-Finance, Secretary and Treasurer

[Signature Page to Registration Rights Agreement]

Exhibit A

Form of Notice and Questionnaire

The undersigned holder of shares of common stock, par value $0.01 per share (“Common Stock”), of NexPoint Real Estate Finance, Inc. (the “Company”) (the “Registrable Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) one or more registration statements for the registration and sale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated February 11, 2020, among the Company and the holders listed on the signature page thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Registration Rights Agreement.

Each owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to a registration statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in a prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such Holder (including certain indemnification provisions as described below). To be included in the registration statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the registration statement. We will give notice of the filing and effectiveness of the initial registration statement by issuing a press release and/or by mailing a notice to the Holders at their addresses set forth in the register of the registrar.

Owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the registration statement. Owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial registration statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness.

Certain legal consequences arise from being named as selling security holders in a registration statement and the related prospectus. Accordingly, Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in a registration statement and the related prospectus.

NOTICE

The undersigned owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of a registration statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in a registration statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

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QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Security Holder:

(b)Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

(c)Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(d)List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.	Address for Notices to Selling Security Holder:

Telephone:

E-mail address:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type and number of Registrable Securities beneficially owned:                                                      .

Type and number of Registrable Securities to be included in a registration statement:                   .

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:                 .

5.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution

Discuss the plan of distribution below:

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ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934 and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, NREF has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in a registration statement, the undersigned agrees to promptly notify NREF of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the registration statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to NREF, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in a registration statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of a registration statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Holder:

By:
Name:
Title:

Dated:

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Please return the completed and executed Notice and Questionnaire to:

NexPoint Real Estate Finance, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Tel: (972) 628-4100

Attention: Corporate Secretary

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